Table of Contents

USAA Family of Funds                           1
Message from the President                     2
Investment Review:
     Texas Tax-Free Income Fund                4
     Texas Tax-Free Money Market Fund          7
Shareholder Voting Results                    10
Financial Information:
     Statements of Assets and Liabilities     11
     Portfolios of Investments in Securities:
          Texas Tax-Free Income Fund          13
          Texas Tax-Free Money Market Fund    16
     Notes to Portfolios of Investments       19
     Statements of Operations                 20
     Statements of Changes in Net Assets      21
     Notes to Financial Statements            22






Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.
If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.
USAA with the eagle is registered in the U.S. Patent & Trademark Office. c1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds.
This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30,
1995.  For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


                                                 Average Annual Total Return*
       Investment               Inception                                       Since     7-Day     30-Day(1)
       Objective                  Date          1 yr      5 yrs     10 yrs    Inception   Simple     SEC

Capital Appreciation
Aggressive Growth                10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)               11/7/94         -         -          -        (.60)        -        -
Gold(2)                           8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                             4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                    6/1/93       23.46       -          -        12.88        -        -
International(2)                  7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                   10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                  9/1/95         -         -          -          .40        -        -
Cornerstone Strategy(2)#          8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#        1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                 9/1/95         -         -          -          .30        -        -
Income Strategy                    9/1/95         -         -          -         1.50        -        -


Income - Taxable
GNMA                               2/1/91       12.56       -          -         8.18        -       6.82
Income                             3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                       5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                    6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                    3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**            3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                   3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**               8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**      10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**               10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**         8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**               10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                    2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**   2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)     2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**   8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money
             Market(3),(4)**      10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**   10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money
             Market(3),(4)**       8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**   10/15/90        3.44       -          -         3.19      3.62       -


(1)  Calculated as prescribed by the Securities and Exchange Commission.
(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**   IRAs are not available for tax-exempt funds. The Growth and Tax
     Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.
# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.

"We will always remember that you are
the reason we are in business."

I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes. I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve.

I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:

     We will watch the tax reform situation very closely.
     Our guidance to you will keep your interests uppermost.
     We will always remember that you are the reason we are in business.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board




Investment Review

Texas Tax-Free Income Fund

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

Types of Investments: Invests primarily in investment grade Texas tax-exempt securities.

                                            3/31/95         9/30/95
Net Assets                                $6.4 Million   $7.3 Million
Net Asset Value Per Share                    $10.21         $10.48

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                         5.56%*
1 Year                                                      13.26%
Since inception on August 1, 1994                            9.80%

 *Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995                       5.61%**

** Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 8/1/94 to 9/30/95, with dividends and capital gains reinvested. The ending values for the items graphed
are:  Lehman Brothers Muni. Bond Index       $10,993
      USAA Texas Tax-Free Income Fund         11,163]

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



Message from the Manager

[Photograph of Robert R. Pariseau, CFA, Portfolio Manager appears here]

The Municipal Market

Compared to the roller-coaster ride last fall, the last six months have been pretty tame. The yield on the Bond Buyer 40 Bond Index traded in a narrow range from 6.00% to 6.35%. Last October it was quite different when the Bond Buyer Index increased .80% to 7.40% within a month, then fell a full 1.0% by March 1995, as the economy peaked, then decelerated. Confident that inflation was in check, Chairman Greenspan lowered the federal funds rate by .25% on July 6, 1995 _ the first cut in nearly three years _ as the Federal Reserve Board successfully engineered the economy's "soft landing."

In this favorable environment, your fund's net asset value (NAV) per share rose $.27 to $10.48, or 2.64%, since March 31, 1995. The Fund's performance compared very favorably to its peer group. For the past six months, the Fund's annualized dividend yield(1) was 5.55%, compared to Lipper's Texas Municipal Debt Funds average of 5.08%.(2) For the same period, the Fund's total return(3) was 5.56%, compared to the Texas Debt Funds average of 4.36%.

A tax-exempt mutual fund may provide more income after taxes than a fully taxable mutual fund. The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.(4)

To match the Texas Tax-Free Income Fund's closing 30-Day SEC yield of
5.61% and:

                               Assuming a marginal federal tax rate of:
                                       28%     31%     36%     39.6%
A fully taxable investment must pay:  7.79%   8.13%   8.77%    9.29%

Strategy & Outlook

As the yield curve steepened, the best market values were 25-year maturities and longer, as evidenced by the particularly wide spread between interest rates for the 15- and 25-year maturities. I pursue a strategy to maximize tax-exempt interest because, over the long run, shareholders of tax-exempt bonds receive the greatest portion of their total return from interest. Over time, the increased yield from longer maturities offsets the increased sensitivity of market value to changes in interest rates, so this policy rewards long-term investors.

A manager who concentrates exclusively on total return must correctly and consistently time the market. At USAA IMCO, we strongly believe that no one can accurately predict the future course of interest rates. More often than not, managing by a total-return strategy results in higher taxable capital gains and trading costs and lower tax-exempt income.
Although my primary focus is on tax-exempt distributions, I do pay attention to total return. For example, if interest rates should increase dramatically, I would position the Fund more defensively by buying shorter-maturity and higher-coupon bonds.

Purchase Criteria
Before buying a new security, our experienced municipal analysts conduct an independent, bottom-up, credit analysis. In their critical judgement, the bond must be investment grade, standing on its own fundamental merits without relying on good fortune or municipal bond insurance.

The Texas Economy
After leading the nation in job creation since 1990, Texas employment gains may slow to the national average this year. The impact of military cutbacks and a slow tourist season are the reasons for the deceleration rather than the much publicized peso devaluation. Although Mexico's ailing economy has depressed retail sales along the border, Texas exports to Mexico fell less than 1% in the first quarter of 1995. The high-technology industry, manufacturing and the housing industry continue to be the bright spots. The real challenge will be to raise the state's per capita personal income, as Texas ranked 32nd in 1994.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.
(3)Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions.
(4) This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

See page 13 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

Portfolio Ratings/Mix
September 30, 1995

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1995 for the USAA Texas Tax-Free Income Fund to be: AAA -34%, AA-30%, A - 11%, BBB - 22%, and Cash Equivalents - 3%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service.



Investment Review

Texas Tax-Free Money Market Fund

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.**

** An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                              3/31/95            9/30/95
Net Assets                                 $3.9 Million       $4.5 Million
Net Asset Value Per Share                      $1.00              $1.00
Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                              1.79%*
1 Year                                                            3.46%
Since inception on August 1, 1994                                 3.33%

 *Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995                          3.57%

[A graph is hown here comparing the 7-day yield of the USAA Texas Tax-Free Money market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free) from 9/94 to 9/95. The vertical axis shows the yeild and the horizontal axis shows the time period. The ending value, on 9/25/95, for USAA Texas Tax-Free Money Market Fund is 3.50% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 3.33%.]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.




Message from the Manager

[Photograph of Pamela K. Bledsoe, CFA Portfolio Manager appears here]

Economic Volatility in the Market
Contrary to the long-term bond market, the money market continues to experience a roller-coaster ride. Since March, the yield on the Tax
Exempt Note Rate (TENR)(1) has traded from a high of 4.75% in May to a low of 2.65% in early June. These ups and downs have been driven by mixed economic data, supply and demand factors and credit risk. The Federal Reserve (Fed) uses economic data such as unemployment levels, retail sales and new housing starts to make interest rate decisions. On July 6, 1995, the Fed reduced interest rates .25% after raising interest rates seven times during 1994 and 1995. This reduction was spurred by easing inflationary pressures and the Fed's desire to keep the economy strong enough to avoid a recession. In anticipation of this activity, I extended the Fund's maturity to lock in the higher rates and will try to continue to do so as I expect rates to be in a generally downward trend.

Economic volatility is intensified by the short-term market's sensitivity to supply and demand factors, especially during the months of January, April, May, June, July, and December. Yields on variable-rate money market instruments typically rise in April and May as the need to cover tax payments creates an excess of bonds in the market. This situation reverses itself in the first weeks of June, July, December, and January since excess cash that needs to be invested creates a shortage of bonds leading to a sharp decline in yields. To minimize the impact of this phenomenon, I aggressively manage our variable rate demand notes (VRDNs)(2) to pursue top performance in this segment of the portfolio.

Credit risk, the relationship between market value and the likelihood of receiving payment at maturity, has also added to the volatility in the municipal note market. Our own research staff has proven invaluable in making credit-quality determinations. We'll continue to carefully evaluate credit risk to determine if a security is appropriate for this fund.

Outlook
The Lone Star State continues to lead the national economic recovery. Strong economic growth has led to an influx of new jobs, led by construction and service-related industries somewhat offset by defense cutbacks. With the passage of NAFTA in 1994, international trade has helped to further diversify the Texas economy. Due to changes in state funding methods, we are expecting a decline in the supply of debt issued by state agencies which may negatively impact yields in money market funds. We take pride in investing in the great state of Texas.

(1) Tax Exempt Note Rate (TENR): A general market "AAA" weekly index as determined by Bankers Trust.
(2) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

See page 16 for a complete listing of the Portfolio of Investments in Securities.

[A graph is here showing the growth of $10,000, from 8/1/94 to 9/30/95, invested in the USAA Texas Tax-Free Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $10,392.]

Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are in aggregate for the entire USAA State Tax-Free Trust (the Trust).
(1) Proposal to elect a Board of Trustees as follows:
                                           Votes               Votes
     Trustee                                For               Withheld
     Hansford T. Johnson                 43,808,597          1,071,761
     Michael J.C. Roth                   43,769,955          1,110,403
     John W. Saunders, Jr.               43,806,446          1,073,912
     George E. Brown                     43,419,645          1,460,713
     Howard L. Freeman, Jr.              43,762,837          1,117,521
     Richard A. Zucker                   43,718,516          1,161,842
     Barbara B. Dreeben                  43,642,054          1,238,304

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposal to ratify or reject the selection by the Board of Trustees of KPMG Peat Marwick LLP as auditors for the Trust for the fiscal year ending March 31, 1996.

                                              Number of Shares Voting
                                          For          Against     Abstain
                                       43,311,082      180,939    1,392,391




Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)
                                                    Texas         Texas
                                                   Tax-Free   Tax-Free Money
                                                 Income Fund    Market Fund

Assets
Investments in securities, at market value
  (identified cost of $6,712 and $4,616,
  respectively)                                       $7,063        $4,616
     Cash                                                107            20
     Receivables:
       Capital shares sold                                 2             9
       Interest                                          106            31
                                                       -----         -----
         Total assets                                  7,278         4,676
                                                       -----         -----
Liabilities
   Securities purchased                                   _            118
     Capital shares redeemed                              _             11
     Accounts payable and accrued expenses                10             5
     Dividends on capital shares                           4             1
                                                       -----         -----
         Total liabilities                                14           135
                                                       -----         -----
           Net assets applicable to capital
           shares outstanding                         $7,264        $4,541
                                                       =====         =====
Represented by:
     Paid-in capital                                  $6,834        $4,541
     Accumulated net realized gain on investments         79           _
     Net unrealized appreciation of investments          351           _
                                                       -----         -----
           Net assets applicable to capital shares    $7,264        $4,541
           outstanding                                 =====         =====

     Capital shares outstanding, unlimited number
          of shares authorized, $.001 par value          693         4,541
                                                       =====         =====
     Net asset value, redemption price, and offering
     price per share                                  $10.48        $ 1.00
                                                       =====         =====

See accompanying notes to financial statements.



Categories & Definitions
Portfolios of Investments in Securities

September 30, 1995
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.




Texas Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                         Coupon    Final     Market
 Amount             Security                       Rate    Maturity    Value
---------           --------                      ------   --------   ------

Fixed Rate Instruments (94.5%)
               Texas
$  300  Abilene Higher Education Facilities Corp. RB,
          Series 1995                                6.25%    10/01/11   $303
   200  Austin Community College District RB,
          Series 1995 (CRE)                          6.10      2/01/15    203
   140  Austin Utility Systems RB (CRE)              5.88      5/15/21    139
   250  Bexar Metropolitan Water District RB,
          Series 1995 (CRE)                          5.88      5/01/22    247
   150  Coastal Water Auth. Contract RB,
          Series 1995 (CRE)                          5.95     12/15/25    145
 1,000  Coppell Independent School District GO,
          Series 1995 (CRE)                          6.85(a)   8/15/23    187
   200  Department of Housing and Community Affairs
          RB, Series 1991A                           6.95      7/01/23    208
   300  Guadalupe-Blanco River Auth. IDC RB,
          Series 1982A                               6.35      7/01/22    308
        Harris County Health Facilities RB,
   200    Series 1991A                               6.75      2/15/21    209
   150    Series 1992                                7.13      6/01/15    159
   100    Series 1994 (CRE)                          6.38     10/01/17    103
   275    Series 1995                                5.50     10/01/13    257
   600  Harris County IDC RB, Series 1992            6.95      2/01/22    631
   100  Health Facilities Development Corp. RB,
          Series 1993B (CRE)                         6.38      8/15/23    103
    85  Housing Agency Single-Family Mortgage RB,
          Series 1991A                               7.15      9/01/12     89
   150  Houston Water and Sewer System RB,
          Series 1992B                               6.38     12/01/14    154
   240  Lower Colorado River Auth. RB,
          Fourth Supplemental Series (CRE)           5.63      1/01/17    231
   300  Lower Neches Valley Auth. IDC PCRB           5.65      2/01/29    279
   300  Matagorda County Navigation District PCRB,
          Series 1993                                6.00      7/01/28    297
   100  North Central Texas Health Facilities
          Development Corp. RB, Series 1993          5.90%     6/01/21     97
   200  Northeast Hospital Auth. RB, Series 1993B    7.25      7/01/22    204
        Pantego GO,
    60    Series 1994                                7.75      2/15/14     64
    65    Series 1994                                7.75      2/15/15     70
 1,000  Robstown Independent School District GO,
          Series 1994 (CRE)                          7.45(a)   2/15/22    201
   150 Sabine River Auth. PCRB, Series 1992 (CRE) 6.55 10/01/22 156 San Antonio Electric and Gas RB,
   200    Series 1989                                6.50      2/01/12    209
   200    Series 1989B                               5.00      2/01/16    178
   150  Tarrant County Health Facilities Development
          Corp. RB, Series 1994                      6.00      9/01/24    149
   150  Turnpike Auth. Dallas North Tollway RB,
          Series 1994 (CRE)                          6.75      1/01/15    161
        Tyler Health Facilities Development Corp. RB,
   150    Series 1992 (CRE)                          6.50      7/01/22    155
   300    Series 1993B                               6.63     11/01/11    294
   150  Univ. of Houston Consolidated RB,
          Series 1995 (CRE)                          6.00      2/15/17    151
        Water Development Board GO,
   200    Series 1994                                7.00      8/01/20    221
   300    Series 1995                                6.00      8/01/26    301
                                                                        -----
               Total fixed rate instruments (cost: $6,512)              6,863
                                                                        -----

Variable Rate Demand Notes (2.7%)
               Texas
   100  Harris County IDC PCRB, Series 1984A         4.60      3/01/24    100
   100  Nueces River Auth. PCRB, Series 1985 (CRE)   4.60     12/01/99    100
                                                                        -----
               Total variable rate demand notes (cost: $200)              200
                                                                        -----
               Total investments (cost: $6,712)                        $7,063
                                                                        =====

                                 Portfolio Summary By Industry
                                 -----------------------------
                          Hospitals                             23.8%
                          Electric Power                        16.6
                          General Obligations                   14.4
                          Education                              9.1
                          Leasing                                8.7
                          Oil - International                    5.2
                          Chemicals                              4.2
                          Single-Family Housing                  4.1
                          Water/Sewer                            4.1
                          Water Utilities                        3.4
                          Toll Roads                             2.2
                          Aluminum                               1.4
                                                                ----
                          Total                                 97.2%
                                                                ====



Texas Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                        Coupon     Final
 Amount             Security                      Rate     Maturity    Value
---------           --------                     ------    --------    -----

Variable Rate Demand Notes (67.2%)
               Texas
$ 100  Amarillo Health Facilities Corp. RB,
         Series 1985 (CRE)                        4.40 %    5/31/25    $ 100
  200  Austin Higher Education Auth. RB (CRE)     4.15     10/01/10      200
  100  Brazos River Auth. PCRB, Series 1988       4.40     11/01/00      100
  100  Corpus Christi Port Auth. RB,
         Series 1984 (CRE)                        4.30      9/01/14      100
  100  DeSoto IDA RB, Series 1989 (CRE)           4.40     12/01/16      100
  100  Euless IDA RB, Series 1985 (CRE)           4.40     12/01/15      100
  100  Galveston County Health Facilities
         Development Corp. RB, Series 1991 (CRE)  4.55      1/01/16      100
  200  Gulf Coast IDA RB, Series 1989 (CRE)       4.50     11/01/19      200
  100  Harris County Health Facilities RB,
         Series 1988 (CRE)                        4.40      5/01/18      100
  100  Hunt County IDC RB, Series 1987 (CRE)      4.60     10/01/02      100
  100  Lone Star Airport Improvement Auth. RB,
         Series B-4 (CRE)                         4.75     12/01/14      100
  100  Maverick County IDC RB, Series 1991 (CRE)  4.50     12/01/01      100
  150  McAllen IDA RB, Series 1985 (CRE)          4.50     12/01/99      150
  100  Metropolitan Higher Education Auth. RB,
         Series 1984 (CRE)                        4.50     12/01/04      100
  100  North Central Texas Health Facilities
         Development Corp. RB, Series 1989 (CRE)  4.50     12/01/98      100
  100 Nueces River Auth. PCRB, Series 1985 (CRE) 4.60 12/01/99 100 100 Port Arthur Navigation District PCRB,
         Series 1994                              4.45     10/01/24      100
  200  Port Development Corp. RB,
         Series 1984 (CRE)                        4.65     12/01/04      200
  200  Tarrant County Housing Finance Corp. MFH RB,
         Series 1994 (CRE)                        4.85     11/01/07      200
  600  Travis County Housing Finance Corp. MFH RB,
         Series 1985S (CRE)                       4.60     12/01/07      600
  100  Trinity River IDA RB, Series 1984 (CRE)    4.53     11/01/14      100
                                                                       -----
               Total variable rate demand notes (cost: $3,050)         3,050
                                                                       -----

Put Bonds (2.2%)
               Texas
  100  Lower Neches Valley Auth. PCRB,
         Series 1987                              4.45 %    2/15/17      100
                                                                       -----
               Total put bonds (cost: $100)                              100
                                                                       -----

Fixed Rate Instruments (32.3%)
               Texas
  115  Allen Waterworks and Sewer RB,
         Series 1995 (CRE)                       7.13      6/01/96      117(c)
  115  Austin Utility Systems RB, Series 1985    9.50      5/15/96(b)   118
  100  Dallas GO, Series 1985                    8.45      2/15/96      102
  100  Dallas Waterworks and Sewer Systems RB,
         Series 1995                             7.50      4/01/96      102
  125  Denton Independent School District Unlimited
         Tax Refunding Bonds, Series 1992 (CRE)  4.60      2/15/96      125
  100  Harris County GO, Series 1985             8.70     10/01/95      100
  100  Houston GO CP Notes, Series 1995A         3.50     10/05/95      100
  100  Houston Independent School District TRAN,
         Series 1995                             4.50      8/29/96      101
  100  Houston Water and Sewer System RB,
         Series 1991D (CRE)                       5.55      12/01/95    100
  100  Public Finance Auth. GO CP Notes           3.55      11/02/95    100
  100  Richardson Independent School District TRAN,
         Series 1995                              4.50       8/30/96    100
  100  San Antonio Water Systems CP Notes,
         Series 1992                              3.70      10/12/95    100
  100  Sugarland GO, Series 1995 (CRE)            3.90       3/15/96    100
  100  TRAN, Series 1995A                         4.75       8/30/96    101
                                                                      -----
               Total fixed rate instruments (cost: $1,466)            1,466
                                                                      -----
               Total investments (cost: $4,616)                      $ 4,616
                                                                     =======

                             Portfolio Summary By Industry
                             -----------------------------

                      Multi-Family Housing                  17.6%
                      Education                             13.8
                      General Obligations                   13.3
                      Water/Sewer                            9.3
                      Oil - International                    8.8
                      Aluminum                               4.4
                      Hospitals                              4.4
                      Ports/Wharfs                           4.4
                      Real Estate                            3.3
                      Escrowed Securities                    2.6
                      Airlines                               2.2
                      Building Materials Group               2.2
                      Chemicals                              2.2
                      Healthcare - Miscellaneous             2.2
                      Hotel/Motel                            2.2
                      Machinery - Diversified                2.2
                      Nursing Care                           2.2
                      Oil Well Equipment & Service           2.2
                      Retail Stores - Specialty              2.2
                                                           -----
                                                           101.7%
                                                           =====

Notes to Portfolios of Investments
(In Thousands)

September 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

CP   Commercial Paper
CRE  Credit Enhanced
GO   General Obligation
IDA  Industrial Development Authority/Agency
IDC  Industrial Development Corporation
MFH  Multi-Family Housing
PCRB Pollution Control Revenue Bond
RB   Revenue Bond
TRAN Tax Revenue Anticipation Note

Specific Notes

(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b)  Prerefunded to various dates prior to maturity at the call price.

(c) At September 30, 1995, the cost of securities purchased on a delayed delivery basis for the Texas Tax-Free Money Market Fund was $118.

See accompanying notes to financial statements.




Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                               Texas             Texas
                                              Tax-Free      Tax-Free Money
                                            Income Fund       Market Fund
                                            -----------       -----------

Net investment income:
  Interest income                              $  209            $    88
                                                -----              -----
  Expenses:
    Management fees                               17                  11
    Transfer agent's fees                          4                   3
    Custodian's fees                              21                  17
    Postage                                        1                   _
    Trustees' fees                                 3                   3
    Registration fees                              2                   _
    Audit fees                                     4                   4
    Legal fees                                     5                   5
    Other                                          1                   1
                                               -----               -----
         Total expenses before reimbursement      58                  44
    Expenses reimbursed                          (41)                (33)
                                               -----               -----
         Total expenses after reimbursement       17                  11
                                               -----               -----
              Net investment income              192                  77
                                               -----               -----
Net realized and unrealized gain on investments:
    Net realized gain                             89                  _
    Change in net unrealized appreciation/
      depreciation                                75                  _
                                               -----               -----
              Net realized and unrealized gain   164                  _
                                               -----               -----
Increase in net assets resulting from operations $356             $  77
                                                =====              =====

See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1995 and Year ended March 31, 1995* (Unaudited)

                                                 Texas             Texas
                                                Tax-Free      Tax-Free Money
                                              Income Fund       Market Fund
                                              -----------       -----------

                                           9/30/95  3/31/95  9/30/95  3/31/95
                                           -------  -------  -------  -------

From operations:
  Net investment income                    $   192  $   154  $   77   $   71
  Net realized gain (loss) on investments       89      (10)     _         -
  Change in net unrealized appreciation/
    depreciation of investments                 75      276      _         _
                                            ------   ------   -----    ------
    Increase in net assets resulting from
      operations                               356      420      77       71
                                            ------   ------   -----    ------
Distributions to shareholders from:
  Net investment income                       (192)    (154)    (77)     (71)
                                            ------   ------   -----    ------
From capital share transactions:
  Shares sold                                2,843    7,898   2,085    6,562
  Shares issued for dividends reinvested       166      139      74       67
  Shares redeemed                           (2,355)  (1,857) (1,499)  (2,748)
                                            ------   ------   -----   ------
    Increase in net assets from
      capital share transactions               654    6,180     660    3,881
                                            ------   ------   -----    -----
Net increase in net assets                     818    6,446     660    3,881
Net assets:
   Beginning of period                       6,446       _    3,881       _
                                            ------   ------   -----    -----
   End of period                            $7,264   $6,446  $4,541   $3,881
                                            ======   ======   =====    =====
Change in shares outstanding:
  Shares sold                                  273      808   2,085    6,562
  Shares issued for dividends reinvested        16       14      74       67
  Shares redeemed                             (227)    (191) (1,499)  (2,748)
                                            ------   ------   -----    -----
    Increase in shares outstanding              62      631     660    3,881
                                            ======   ======   =====    =====
* Funds commenced operations August 1, 1994.
See accompanying notes to financial statements.

Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (the Funds).

A. Security valuation - Investments in the Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the Texas Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

(2)  Line of Credit

The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 10% of the value of its total assets. Neither Fund may purchase securities when its borrowings exceed
5% of its total assets. Borrowings under this Agreement will bear interest at
 .125% over the Federal Funds Rate as published by the Federal Reserve
Bank of New York or at .125% over the London Interbank Offered Rate. The Funds had no borrowings under this Agreement during the six-month period ended September 30, 1995.

(3)  Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995. Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. A short-term capital gain distribution of $.1249 per share for the Texas Tax-Free Income Fund, declared and paid in November 1995, is not reflected in the accompanying financial statements.

(4) Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 for the Texas Tax-Free Income Fund were $3,272 and $2,920, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1995 for the Texas Tax-Free Money Market Fund were $7,141 and $6,320, respectively. Gross unrealized appreciation and depreciation of investments at September 30, 1995 for the Texas Tax-Free Income Fund was $354 and $3, respectively.

(5)  Transactions with Manager

A. Management fees - The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000, .40% of that portion over $50,000 but not over $100,000, and .30% of that portion over $100,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Trust. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6)  Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution.

At September 30, 1995, the Association and its affiliates owned 184 shares (26.6%) of the Texas Tax-Free Income Fund and 2,182 shares (48.1%) of the Texas Tax-Free Money Market Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                          Net Asset             Net Realized   Distributions
    Fiscal                Value At      Net         and          from Net    Distributions
     Year                 Beginning  Investment  Unrealized     Investment    of Realized
    Ended                 of Period    Income    Gain (Loss)      Income     Capital Gains
                             ($)         ($)        ($)            ($)            ($)


Texas Tax-Free Income Fund:
March 31, 1995*              10.00       .34          .21           (.34)          -
          1996**             10.21       .29          .27           (.29)          -

Texas Tax-Free Money Market Fund:

March 31, 1995*               1.00       .02           -            (.02)          -
          1996**              1.00       .02           -            (.02)          -



                                                                             Ratio of Net
                                                                  Ratio of   Investment
                         Net Asset                  Net Assets   Expenses    Income
                         Value at         Total      at End     to Average   to Average      Portfolio
                       End of Period      Return    of Period   Net Assets   Net Assets      Turnover
                            ($)             (%)       ($000)       (%)         (%)              (%)

Texas Tax-Free Income Fund:
March 31, 1995*            10.21            5.75      6,446        .50(a)(b)    5.56(a)(b)      196.62
          1996**           10.48            5.56      7,264        .50(a)(b)    5.60(a)(b)       43.97(c)

Texas Tax-Free Money Market Fund:

March 31, 1995*             1.00            2.09      3,881        .50(a)(b)    3.18(a)(b)        -
          1996**            1.00            1.79      4,541        .50(a)(b)    3.53(a)(b)        -



(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.


(b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Funds' ratios would have been:



                                    Ratio of             Ratio of Net
                                     Expenses           Investment Income
                                    to Average             to Average
                                    Net Assets             Net Assets
                                       (%)                    (%)

Texas Tax-Free Income Fund:
March 31, 1995*                       2.40(a)               3.66(a)
          1996**                      1.68(a)               4.42(a)

Texas Tax-Free Money Market Fund:
March 31, 1995*                       2.63(a)               1.05(a)
          1996**                      2.01(a)               2.02(a)

   * Funds commenced operations August 1, 1994.
 **  For the six-month period ended September 30, 1995.
Total return assumes reinvestment of all dividend income and capital gains distributions during the period.






(c) Effective September 30, 1995, the portfolio turnover rate has been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rate for the Texas Tax-Free Income Fund would have been 49.63%.